Exhibit 99.1

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION FOR THE PURPOSES OF ARTICLE 7 OF THE MARKET ABUSE REGULATION (EU) 596/2014 (AS IT FORMS PART OF DOMESTIC LAW IN THE U.K. BY VIRTUE OF THE EUROPEAN UNION (WITHDRAWAL ACT 2018)
Indivior Announces Intention to Cancel Secondary Listing on London Stock Exchange; Primary Listing on Nasdaq to be Maintained
Slough, U.K., and Richmond, VA, June 2, 2025 - Indivior PLC (Nasdaq/LSE: INDV) today announced its intention to cancel: (i) the secondary listing of the Company’s Ordinary Shares (“Ordinary Shares”) on the Equity Shares (Transition) category of the Official List (the “Official List”) of the U.K. Financial Conduct Authority (“FCA”); and (ii) the admission to trading of its Ordinary Shares on the London Stock Exchange’s (“LSE”) main market for listed securities (together, the "London Delisting").
Background to and Reasons for the London Delisting
In the circular published by Indivior on May 3, 2024, the Board noted its intention to maintain the Company’s secondary listing in London, “for as long as it is considered to be in the best interests of Indivior and its shareholders as a whole.”
Following the completion of Indivior’s transition to a U.S. primary listing, the Board has kept its listing structure under regular review. As part of such review, the Company has considered, among other things, the liquidity and trading volumes of Ordinary Shares on each of the Nasdaq Stock Market (“Nasdaq”) and the LSE, the location of its shareholders, as well as the cost and administrative requirements related to its secondary listing in London.
In further consideration of Indivior’s listing structure, the Board now believes that the London Delisting will be beneficial for the following reasons:
•Fully aligns with Indivior’s most attractive and valuable opportunity set – U.S. SUBLOCADE;
•Better reflects the Company’s geographic net revenue profile; over 80% of net revenue is generated from the U.S.;
•Eliminates the cost and complexity of maintaining a secondary listing;
•Recognizes that liquidity on Nasdaq now far outweighs liquidity on the LSE; as of May 27th, trading on the Nasdaq now accounts for approximately 75% of total trading volume across both exchanges over the last 30 days;
•Takes account of the location of most holders of Ordinary Shares by value; over 70% are now held by shareholders located in the U.S.; and
•Permits timing of material news announcements that aligns with the Company’s U.S. peer set.

Accordingly, the Company hereby gives notice that it has requested that: (i) the FCA cancel the listing of the Ordinary Shares on the Equity Shares (Transition) category of the Official List of the FCA; and (ii) the LSE cancel the admission to trading of the Ordinary Shares on the main market for listed securities of the LSE.

David Wheadon, Chair, said:
"We are pleased to announce this key milestone for Indivior following our evaluation period. A single primary listing on Nasdaq best reflects the profile of Indivior's business. We appreciate the support received from shareholders for this initiative and look forward to capitalizing on the expected benefits of this move, including reductions in cost and complexity."
Process for and principal effects of the London Delisting
In accordance with U.K. Listing Rule 21.2.17R, the Company is required to give at least 20 business days' notice of the London Delisting. To further accommodate shareholders of Indivior PLC, the Company is providing approximately 40 business days’ notice of the London Delisting. As such, it is intended that the London Delisting will become effective from 8:00 a.m. U.K. time on July 25, 2025, such that the last date of trading of the Ordinary Shares on the LSE will be July 24, 2025.
Following the London Delisting: (i) it will no longer be possible to trade Ordinary Shares on the LSE; and (ii) the Company will maintain its listing of its Ordinary Shares on Nasdaq.
The London Delisting is expected to have no impact for shareholders who are direct holders of Ordinary Shares or who hold their interests in Ordinary Shares through their nominated DTC broker or custodian.
Holders of U.K. issued Indivior Depositary Interests (“UK DIs”) and participants in Indivior’s Corporate Sponsored Nominee facility (“CSN”) are strongly encouraged to read Appendix 1 to this announcement, which contains further details of the arrangements that will apply to them following the London Delisting and the actions that they may wish to take in advance of the London Delisting (including the steps and actions required to convert their interests into holdings of Ordinary Shares, directly or through a DTC broker or custodian, from which they can be traded directly on Nasdaq).
As the Company is assigned to the Equity Shares (Transition) category of the Official List, no shareholder approval is required for the London Delisting.
The Company has prepared an FAQ document for shareholders, which is available at https://www.indivior.com/en/investors/shareholder-information/delisting-from-london-stock-exchange

Takeover Code
The Takeover Code (the “Code”) applies to any company which has its registered office in the U.K., the Channel Islands or the Isle of Man if any of its equity share capital or other transferable securities carrying voting rights are admitted to trading on a U.K. regulated market, a U.K. Multilateral Trading Facility (“MTF”), or a stock exchange in the Channel Islands or the Isle of Man. The Code therefore currently applies to the Company as its Ordinary Shares are admitted to trading on the LSE, which is a U.K. regulated market. The Code also applies to any company which has its registered office in the U.K., the Channel Islands or the Isle of Man if any of its securities were admitted to trading on a U.K. regulated market, a U.K. MTF, or a stock exchange in the Channel Islands or the Isle of Man at any time during the preceding two years.
Accordingly, if the London Delisting becomes effective, the Code will continue to apply to the Company for a period of two years after the London Delisting, following which the Code will cease to apply to the Company.

While the Code continues to apply to the Company, a mandatory cash offer will be required to be made if either: (a) any person acquires an interest in Ordinary Shares which (taken together with the Ordinary Shares in which the person or any person acting in concert with that person is interested) carry 30% or more of the voting rights of the Company; or (b) any person, together with persons acting in concert with that person, is interested in Ordinary Shares which in the aggregate carry not less than 30% of the voting rights of a Company but does not hold Ordinary Shares carrying more than 50% of such voting rights and such person, or any person acting in concert with that person, acquires an interest in any other Ordinary Shares which increases the percentage of Ordinary Shares carrying voting rights in which that person is interested.
Brief details of the Takeover Panel (the “Panel”), and of the protections afforded by the Code, are set out in Appendix 2 to this announcement.

Important Cautionary Note Regarding Forward-looking Statements
Certain statements contained herein are forward-looking statements.” Forward-looking statements include, among other things, express and implied statements pertaining to (i) our intentions with respect to the London Delisting and our expectation that it will become effective; (ii) expected future sources of shareholder value, (iii) expected benefits of the London Delisting, (iv) estimates of costs and complexity of maintaining a secondary listing, and (v) statements containing the words "believe", "anticipate", "plan", "expect", "intend", "estimate", "forecast," "strategy", "target", "guidance", "outlook", "potential", "project", "priority," "may", "will", "should", "would", "could", "can", "outlook," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future.
Actual results may differ materially from those expressed or implied in such statements because they relate to future events. For information about some of the risks and important factors that could affect our future results and financial condition, see the discussion of “Risk Factors” in our Annual Report on Form 10-K filed March 3, 2025, Part II Item 1A herein, our Form 10-Q filed May 1, 2025, and our other filings with the U.S. Securities and Exchange Commission.
We have based the forward-looking statements in this release on our current expectations and beliefs concerning future events. Forward-looking statements contained in this release speak only as of the day they are made and, except as required by law, we undertake no obligation to update or revise any forward-looking statement.
About Indivior
Indivior is a global pharmaceutical company working to help change patients' lives by developing medicines to treat opioid use disorder (OUD). Our vision is that all patients around the world will have access to evidence-based treatment for OUD and we are dedicated to transforming OUD from a global human crisis to a recognized and treated chronic disease. Building on its global portfolio of OUD treatments, Indivior has a pipeline of product candidates designed to expand on its heritage in this category. Headquartered in the United States in Richmond, VA, Indivior employs over 1,000 individuals globally and its portfolio of products is available in over 30 countries worldwide. Visit www.indivior.com to learn more. Connect with Indivior on LinkedIn by visiting www.linkedin.com/company/indivior.
This announcement is being made by Alice Givens, Company Secretary.

Media Contacts:
U.S.
Cassie France-Kelly
Vice President, Communications
Indivior PLC
Tel: 804-724-0327
U.K.
Teneo
Tel: +44 207-353-4200
Investor Contacts:
Jason Thompson
Vice President, Investor Relations
Tel: 804-402-7123
jason.thompson@indivior.com

Tim Owens
Director, Investor Relations
Tel: 804-263-3978
timothy.owens@indivior.com

Appendix 1: Additional Details for Holders of UK DIs and CSN participants
Holders of UK DIs and CSN participants are advised to read this Appendix carefully to ensure that they understand the arrangements that will apply to them following the London Delisting and the actions that they may wish to take in advance of the London Delisting. If in doubt as to the action they should take, they are recommended to seek advice from their qualified financial advisor.
UK DI Holders
The Company’s existing UK DI arrangements will not be impacted by the London Delisting. Accordingly, following the London Delisting, shareholders may continue to hold their interests in Ordinary Shares in the form of UK DIs, that is through CREST. However, following the London Delisting it will only be possible to place on market trades in respect of Ordinary Shares on Nasdaq. Consequently, in order to trade their Ordinary Shares following the London Delisting, UK DI holders will have to reposition their interests in Ordinary Shares into a DTC broker or custodian account by: (i) cancelling their UK DIs through the delivery of a cross-border instruction in respect of the underlying Ordinary Shares through CREST to Computershare Investor Services PLC (“Computershare”, as the issuer of the UK DIs) in the form of a CREST stock withdrawal message (CREST system message type: STW); and (ii) instructing Computershare to deliver their interests in Ordinary Shares into the account of their chosen bank, broker, custodian firm, financial institution and/or other person that is a participant in DTC (a “DTC Participant”). The cancellation of UK DIs is subject to a charge, depending on the value of the underlying Ordinary Shares. The minimum cancellation charge is currently $125.
For general enquiries, details of the current cancelation charges or for assistance in cancelling UK DIs and lodging cross- border instructions, holders, or brokers, of UK DIs should contact Computershare by phone on [0370 707 1820] (from inside or outside the U.K.). Lines are open 8:30 a.m. to 5:30 p.m. (U.K. time), Monday to Friday (excluding public holidays in England and Wales). If you hold your UK DIs through a broker or custodian (for example you are an investor through a retail nominee arrangement, and are not a CREST participant directly), please contact your broker or custodian for assistance.
UK DI holders will be given advance notice if, in the future, the Company decides to discontinue and/or make any amendments to the existing UK DI arrangements.
CSN Participants
The Company’s existing CSN arrangements will not be impacted by the London Delisting. Accordingly, following the London Delisting, CSN participants may continue to hold interests in Ordinary Shares through UK DIs via the CSN. However, following the London Delisting it will only be possible to place on market trades in respect of Ordinary Shares on Nasdaq. Consequently, when trading through a continuation of the existing service, CSN participants might be exposed to the fluctuation in exchange rates between U.S. dollars (being the currency in which Nasdaq trades are settled) and pounds sterling (being the default currency in which CSN participants will receive sale proceeds). Accordingly, CSN participants may consider taking one of the following actions in advance of the London Delisting.
(1) If resident in the United Kingdom, Channel Islands, or Isle of Man , sell their interests in Ordinary Shares through the existing Internet Sales Service provided by Computershare, with instructions to be submitted by no later than [4:30 p.m.] U.K. time on [21 July], 2025. If resident in a jurisdiction other than the United Kingdom, Channel Islands, or Isle of Man, sell via Computershare’s Postal Dealing Service, instructions for which should be received no later than [5:30 p.m.] U.K. time on [18 July], 2025.
(2) Withdraw from the CSN facility and request Computershare to deliver their UK DIs to their nominated broker or custodian account in CREST, who may either: (i) reposition their interests in Ordinary Shares to a broker or custodian account in DTC; (ii) place a trade on the LSE prior to the London Delisting (as an alternative service to the trading services available through the CSN facility); or (iii) continue to hold the UK DIs pending future instructions (in which case they will fall to be treated as other UK DI Holders – see section above).
(3) Withdraw from the CSN facility and request Computershare to cancel the underlying UK DIs so as to receive their Ordinary Shares directly in certificated form on a share register administered in the U.S. Note: this could expose shareholders to a future stamp duty liability of 1.5% of the value of their Ordinary Shares when the shareholder subsequently decides to trade on Nasdaq.
CSN participants will be given advance notice if, in the future, the Company decides to discontinue and/or make any amendments to the existing CSN arrangements.

Appendix 2: Additional Details regarding the Code and the Panel
The Code is issued and administered by the Panel. The Code currently applies to the Company and, accordingly, shareholders are entitled to the protections afforded by the Code.
The Code and the Panel operate principally to ensure that shareholders in an offeree company are treated fairly and are not denied an opportunity to decide on the merits of a takeover and that shareholders in the offeree company of the same class are afforded equivalent treatment by an offeror. The Code also provides an orderly framework within which takeovers are conducted. In addition, it is designed to promote, in conjunction with other regulatory regimes, the integrity of the financial markets.
The Code is based upon a number of General Principles, which are essentially statements of standards of commercial behavior. The General Principles apply to takeovers and other matters to which the Code applies. They are applied by the Panel in accordance with their spirit in order to achieve their underlying purpose.
In addition to the General Principles, the Code contains a series of rules. Like the General Principles, the rules are to be interpreted to achieve their underlying purpose. Therefore, their spirit must be observed as well as their letter. The Panel may derogate or grant a waiver to a person from the application of a rule in certain circumstances.
The following is a summary of key provisions of the Code which apply to transactions to which the Code applies.
Equality of treatment
General Principle 1 of the Code states that all holders of the securities of an offeree company of the same class must be afforded equivalent treatment. Furthermore, Rule 16.1 requires that, except with the consent of the Panel, special arrangements may not be made with certain shareholders in the offeree company if there are favorable conditions attached which are not being extended to all shareholders.
Information to shareholders
General Principle 2 requires that the holders of the securities of an offeree company must have sufficient time and information to enable them to reach a properly informed decision on the takeover bid. Consequently, a document setting out full details of an offer must be sent to the offeree company’s shareholders.
The opinion of the offeree board and independent advice
The board of the offeree company is required by Rule 3.1 to obtain competent independent advice as to whether the financial terms of any offer are fair and reasonable and the substance of such advice must be made known to its shareholders. Rule 25.2 requires the board of the offeree company to send to shareholders and persons with information rights its opinion on the offer and its reasons for forming that opinion. That opinion must include the board’s views on: (i) the effects of implementation of the offer on all the company’s interests, including, specifically, employment; and (ii) the offeror’s strategic plans for the offeree company and their likely repercussions on employment and the locations of the offeree company’s places of business.
The document sent to shareholders must also deal with other matters such as interests and recent dealings in the securities of the offeror and the offeree company by relevant parties and whether the directors of the offeree company intend to accept or reject the offer in respect of their own beneficial shareholdings. Rule 20.1 states that, except in certain circumstances, information and opinions relating to an offer or a party to an offer must be made equally available to all offeree company shareholders and persons with information rights as nearly as possible at the same time and in the same manner.
Optionholders and holders of convertible securities or subscription rights
Rule 15 provides that when an offer is made and the offeree company has convertible securities, options or subscription rights outstanding, the offeror must make an appropriate offer or proposal to the holders of those securities to ensure their interests are safeguarded.

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